                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 19, 2003





                           PERMIAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)



           TEXAS                          1-8033                75-6280532
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



            TRUST DIVISION
          ROYALTY TRUST GROUP                                      75202
         BANK OF AMERICA, N.A.                                   (Zip Code)
      901 MAIN STREET, 17TH FLOOR
             DALLAS, TEXAS
(Address of principal executive offices)



       Registrant's Telephone Number, including area code: (214) 209-2400



                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits

            99.1   Press Release dated August 19, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 19, 2003, the Registrant issued a press release announcing its monthly cash distribution to unitholders of record on August 29, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

       This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PERMIAN BASIN ROYALTY TRUST

                                        By:  BANK OF AMERICA, N.A., TRUSTEE FOR
                                             PERMIAN BASIN ROYALTY TRUST


                                        By:   /s/ Ron E. Hooper
                                              ---------------------------------
                                              Ron E. Hooper
                                              Senior Vice President, Royalty
                                              Management

Date:    August 21, 2003


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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         -------           -----------
         99.1              Press Release dated August 19, 2003.